UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 21, 2004

PAINCARE HOLDINGS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

FLORIDA	1-14160	(06-1110906)
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NUMBER)

37 N. ORANGE AVENUE, SUITE 500

ORLANDO, FLORIDA 32801

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES INCLUDING ZIP CODE)

(407) 926-6615

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

(407) 926-6616

(REGISTRANT’S FACSIMILE NUMBER, INCLUDING AREA CODE)

WWW.PAINCAREINC.COM

(REGISTRANT’S WEBSITE ADDRESS)

ITEM 7.	Financial Statements and Exhibits

(c) Exhibits

99.1	Press release of the Company dated January 21, 2004

ITEM 9.	Regulation FD Disclosure

On January 21, 2004, PainCare Holdings, Inc. (the “Company”) issued a press release, a copy of which is attached hereto as Exhibit 99.1 announcing that it has acquired three contracts from Rehab Management Group, inc., a private South Carolina based company which specializes in Electrodiagnostic Medicine. The contracts, servicing practices are located in St. Louis, Missouri, Statesville, North Carolina and Cocoa Beach, Florida.

The press release contained non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flow (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, set forth below we have provided a discussion and reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure.

EBITDA was presented in the press release relative to anticipated earnings associated with the Company’s acquisition of several contracts because management believed that it would be of interest to its investors and lenders. We define EBITDA as earnings before interest expense, income taxes, depreciation and amortization. EBITDA does not represent cash flow from operations, as defined by generally accepted accounting principles in the United States. EBITDA should not be considered as a substitute for net income or loss, or as an indicator of operating performance or whether cash flows will be sufficient to fund cash needs. The amount of EBITDA referenced in the press release has been reconciled as indicated below to what would be the most directly comparable GAAP financial measure (i.e., net income).

Reconciliation of EBITDA

EBITDA as Reported (1)	$606,000.00

Amortization of Contracts (2)	(233,076.91)

Net Operating Income (3)	$372,923.09

Notes to Exhibit:

1)	This number represents the minimum EBITDA the Company estimates it will realize on an annual basis for the term of the contracts.
2)	The amortization of contracts represents the annual amortized portion of the total contract purchase price over a 13-year period, which is the balance of the term of the contracts.
3)	Net operating income represents the difference between the reported projected minimum EBITDA and the annual contract price amortization amount.

Such information, including the exhibit attached hereto under “Item 7. Financial Statements and Exhibits” shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAINCARE HOLDINGS, INC.

Date:	January 21, 2004	By: /s/ RANDY LUBINSKY
Chief Executive Officer and Director

Date:	January 21, 2004	By: /s/ MARK SZPORKA
Chief Financial Officer, Secretary and Director

INDEX TO EXHIBITS

Exhibit Number	Description of Document

99.1	Press release of the Company dated January 21, 2004